ELFUN FUNDS

Supplement dated April 17, 2009 to Prospectus dated April 30, 2008

This supplement replaces the Prospectus supplement dated December 8, 2008 and should be read in conjunction with the Prospectus.

The U.S. Treasury Department (“U.S. Treasury”) extended its Temporary Guarantee Program for Money Market Funds (the “Program”) for the second and final time through September 18, 2009. The Elfun Money Market Fund (the “Fund”) will participate in the Program extension. A summary of the Program is provided below for your reference.

The U.S. Treasury established the Program to provide stability to the market. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as “breaking the buck.”

While the Fund has maintained and expects to continue to maintain its $1.00 share price, there can be no assurance that the Fund will be able to do so. As a result, at a meeting held on October 6, 2008, the Board of Trustees (the “Board”) of the Fund determined that, considering the cost of the premium and the potential benefits of the guarantee to the Fund’s unitholders, the Fund would apply to participate in the Program’s initial three-month term beginning on September 19, 2008 and expiring on December 18, 2008. The cost of the premium for participation in the Program was borne by the Fund. On December 1, 2008, the Board approved the Fund’s participation in the first extension of the Program that is set to expire on April 30, 2009. On April 6, 2009, the Board once again approved the Fund’s continued participation in Program via the second and final extension, which will expire on September 18, 2009. The cost of participating in each Program extension was also borne by the Fund.

The guarantee under the Program covers unitholders of a participating money market fund only for the number of units held in that fund as of the close of business on September 19, 2008 and still held on the date that the fund’s net asset value falls below $1.00 per share. A unitholder’s holding in a participating money market fund as of September 19, 2008 represents the maximum amount of shares eligible for reimbursement under the Program. Any increase in the number of units held by a unitholder after the close of business on September 19, 2008 will not be guaranteed. If the number of units held in that fund fluctuates, a unitholder will be covered for either the number of units held as of the close of business on September 19, 2008, or the amount held at the time the guarantee is triggered, whichever is less. If a unitholder closes his or her account, any future investment in the fund will not be guaranteed. As a result, unitholders of record on September 19 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those units to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board will be required to liquidate the Fund. For units covered by the guarantee, any difference between the amount received by a unitholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, unitholders with units not covered under the Program may receive less than $1.00 per share.

Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund on the date of claim (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this prospectus supplement, the prospectus referred to above, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund unitholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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